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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K


    CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange
                                  Act of 1934

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                        (Date of Report (Date of earliest
                               event reported)):

                                  July 5, 2005

                  CORPORATE PROPERTY ASSOCIATES 12 INCORPORATED
             (Exact name of registrant as specified in its charter)

           Maryland                 001-32162                  13-3726306
(State or other jurisdiction       (Commission                (IRS Employer
       of incorporation)           File Number)           Identification Number)




                   50 Rockefeller Plaza                          10020
                        New York, NY                           (Zip Code)
          (Address of principal executive offices)


                                 (212) 492-1100
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))

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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02(b) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.


On July 5, 2005, Warren G. Wintrub, age 71, resigned from the registrant's Board of Directors due to health reasons. Mr. Wintrub also served as a member of the Audit Committee of the Board of Directors of the registrant.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                               CORPORATE PROPERTY ASSOCIATES 12
                               INCORPORATED



Date: July 8, 2005             By: /s/ Claude Fernandez
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                                   Claude Fernandez
                                   Managing Director and acting Chief Financial
                                   Officer (acting Principal Financial Officer)